AMENDMENT NUMBER 19 TO TRANSFER AND ADMINISTRATION AGREEMENT

AMENDMENT NUMBER 19 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of August 12, 2013 (this "Amendment"), among TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent (in such capacity, the "Collection Agent"), TECH DATA FINANCE SPV, INC., a Delaware corporation, as transferor (in such capacity, the "Transferor"), LIBERTY STREET FUNDING CORP., a Delaware corporation, ("Liberty"), CHARIOT FUNDING LLC, a Delaware limited liability company, as successor by merger to Falcon Asset Securitization Company LLC ("Falcon" and collectively with Liberty, the "Class Conduits"), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency ("Scotia Bank"), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the "Liberty Agent"), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), a national banking association ("JPMorgan Chase"), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the "Falcon Agent") and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("Bank of America"), as agent for Liberty, Falcon, the Liberty Bank Investors, and the Falcon Bank Investors (in such capacity, the "Administrative Agent"), and as a SUSI Issuer Bank Investor and Lead Arranger, amending that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (as amended to the date hereof, the "Original Agreement" and said agreement as amended hereby, the "Agreement").

WHEREAS, the parties desire to amend the Original Agreement to clarify the intent of the parties with respect to certain audit and inspection rights;

WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendment to Original Agreement. The Original Agreement is hereby amended by deleting Section 6.2(c) of the Original Agreement in its entirety and replacing it with the following:

"(c)    At any reasonable time and from time to time at the reasonable request of the Administrative Agent or any Class Agent, during the Collection Agent's normal business hours and upon five (5) Business Days' prior notice to the Transferor, the Transferor shall direct the Collection Agent to permit such person as the Administrative Agent or any Class Agent may designate, at the cost and expense of the Collection Agent, to inspect and take copies and abstracts from the financial books and records maintained by the Collection Agent, and to visit the properties of the Collection Agent utilized in the collection, processing or servicing of the Receivables for the purpose of examining such Records, and to discuss the Collection Agent's affairs with its officers, employees and independent accountants, in each case, having knowledge of such matters; provided, however, as long as no Termination Event has occurred and is continuing, the Administrative Agent or any Class Agent may make such request only one time per calendar year; provided, further, if a Termination Event shall have occurred and be continuing, the Administrative Agent or any Class Agent may make such request at any time. In connection with all audits performed under this Agreement, the Administrative Agent and each Class Agent shall use reasonable efforts to coordinate the staffing and timing of such audits in order to minimize the cost and expense thereof and to the extent possible have such audits conducted by all parties at the same time. The Administrative Agent shall also solicit input from each Class Agent with respect to the scope of such coordinated audits. The Transferor shall direct the Collection Agent to authorize such officers, employees and independent accountants to discuss with the Administrative Agent, the Class Agents, and the Class Investors, acting on a coordinated basis, the affairs of the Collection Agent. The Collection Agent shall, upon receipt of a written invoice therefor, reimburse the Administrative Agent for all reasonable out of-pocket fees, costs and expenses incurred by or on behalf of the Administrative Agent, any Class Agent and any Class Investor in connection with each annual audit or visit and, if applicable, each audit or visit during the occurrence and continuation of a Termination Event. Any audit or visit provided for in this paragraph shall be conducted in accordance with the Collection Agent's rules respecting safety and security on its premises and, as long as no Termination Event has occurred and is continuing, without materially disrupting operations."

SECTION 2. Affirmations. All parties hereto agree and acknowledge that with respect to each Bank Investor party hereto, each Bank Investor has a Commitment and such Commitment of such Bank Investor shall be the dollar amount set forth opposite such Bank Investor's signature on the signature page hereto, which may be different from the Original Agreement.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the day on which the Administrative Agent shall have received a copy of this Amendment executed by each party hereto.

SECTION 4. Representations and Warranties. The Transferor hereby makes to the Class Investors, the Class Agents and the Administrative Agent, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement, subject, to the extent applicable, to the limitations with respect to certain waived matters more particularly identified in the Limited Waiver, dated as of April 29, 2013, as amended by the First Amendment thereto, dated as of July 29, 2013 (the "Limited Waiver"), each among the parties hereto. In addition, the Collection Agent hereby makes to the Class Investors, the Class Agents and the Administrative Agent, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement, subject, to the extent applicable, to the limitations with respect to certain waived matters more particularly identified in the Limited Waiver.

SECTION 5. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 9. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.

TECH DATA FINANCE SPV, INC., as Transferor

By /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title:     Senior Vice President & Treasurer

TECH DATA CORPORATION, as Collection Agent
By /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title:     Senior Vice President & Treasurer

AMENDMENT No. 19 to Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP.
By /s/ FRANK B. BILOTTA
Name: Frank B. Bilotta
Title: President

CHARIOT FUNDING LLC

By:	Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as
Administrative Agent and as a SUSI Issuer Bank Investor

By:	Name:
Title:

THE BANK OF NOVA SCOTIA, as Liberty
Agent and as a Liberty Bank Investor

By:	Name:
Title:

JPMORGAN CHASE BANK, N.A, as Falcon Agent and as a Falcon Bank Investor

By:	Name:
Title:

AMENDMENT No. 19 to Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP.

By:	_ Name:
Title:

CHARIOT FUNDING LLC
By: JP Morgan Chase Bank, N.A., Attorney-in-Fact

By: /s/ JOHN KUHNS	Name: John Kuhns
Title: Executive Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as
Administrative Agent and as a SUSI Issuer Bank Investor

By:	/s/ STEVEN MAYSONET
Name: Steve Maysonet
Title: Vice President

THE BANK OF NOVA SCOTIA, as Liberty
Agent and as a Liberty Bank Investor

By:	Name:
Title:

JPMORGAN CHASE BANK, N.A, as Falcon Agent and as a Falcon Bank Investor

By:	/s/ JOHN KUHNS Name: John Kuhns
Title: Executive Director

AMENDMENT No. 19 to Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP.

By:	_ Name:
Title:

CHARIOT FUNDING LLC By:	_ Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as
Administrative Agent and as a SUSI Issuer Bank Investor

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Liberty
Agent and as a Liberty Bank Investor

By:	/s/ DIANE EMANUEL
Name: Diane Emanuel
Title: Managing Director

JPMORGAN CHASE BANK, N.A, as Falcon Agent and as a Falcon Bank Investor

By:
Name:
Title:

AMENDMENT No. 19 to Transfer and Administration Agreement